N / E / W / S R / E / L / E / A / S / E

April 22, 2026

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, First Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FIRST QUARTER 2026 RESULTS

First Merchants Corporation (NASDAQ - FRME) (the "Corporation")

First Quarter 2026 Highlights:

•Net income available to common stockholders was $27.7 million, or $0.45 per diluted share, compared to $56.6 million, or $0.99 per diluted share, in the fourth quarter of 2025. On an adjusted basis1, net income totaled $63.1 million, or $1.03 per diluted share, compared to $56.4 million, or $0.98 per diluted share, in the prior quarter.
•Completed legal closing on the acquisition of First Savings Financial Group, Inc. (“First Savings”) on February 1, 2026.
•Maintained strong capital position with Common Equity Tier 1 Capital Ratio of 11.22%.
•Repurchased 708,856 shares totaling $27.6 million of common stock year-to-date, including 640,486 shares totaling $24.9 million in the first quarter.
•Loans declined $18.8 million, or 0.5% annualized linked quarter, and increased $768.0 million, or 5.9%, during the last twelve months, excluding $1.8 billion of loans added from the First Savings acquisition.
•Deposits declined $499.4 million, or 13.1% annualized linked quarter, and increased $333.5 million, or 2.3%, during the last twelve months, excluding $1.7 billion of deposits added from the First Savings acquisition.
•Nonperforming assets to total assets were 43 basis points compared to 38 basis points in the prior quarter.
•Adjusted efficiency ratio1 totaled 54.21% for the quarter.

"First Merchants delivered a strong start to 2026, highlighted by solid adjusted earnings growth, expanding net interest margin, and continued strength in commercial loan production," said Mark Hardwick, Chief Executive Officer. "We successfully closed the acquisition of First Savings, adding $2.4 billion in assets and further strengthening our statewide Indiana presence while enhancing our ability to serve clients across Indiana, Ohio, and Michigan. Our capital, liquidity, and credit quality remain very strong, positioning us well for continued growth and long-term shareholder value creation."

First Quarter Financial Results:

The Corporation reported first quarter 2026 net income available to common stockholders of $27.7 million compared to $54.9 million during the same period in 2025. Diluted earnings per common share1 for the period totaled $0.45 compared to $0.94 in the first quarter of 2025. Current quarter results included acquisition costs of $17.0 million that primarily consist of employee retention bonuses and severance, contract termination charges and professional fees. Current quarter results also included a mark-to-market loss of $29.8 million on $357 million of mortgage loans moved to held-for-sale with a weighted average coupon of 3.46%. The loan sale is expected to close during the second quarter and will create incremental funding capacity. Excluding these non-core charges, adjusted earnings per common share1 for the first quarter of 2026 totaled $1.03 compared to $0.94 in the prior year period, an increase of 9.6%.

Total assets of the Corporation equaled $21.1 billion as of quarter-end and loans totaled $15.3 billion. Loans increased $2.3 billion during the past twelve months. The acquisition of First Savings contributed $1.8 billion of loans. Excluding acquired loans and the impact of loans moved to held-for-sale, the Corporation experienced organic loan growth of $768.0 million, or 5.9%, during the past twelve months. On a linked quarter basis, loans declined $18.8 million, or 0.5% annualized.

Investment securities, totaling $3.3 billion, decreased $117.2 million, or 3.4%, during the last twelve months and decreased $68.7 million, or 8.1% annualized on a linked quarter basis. Investments declined during the quarter due to principal paydowns and maturities as well as a modest decline in the securities portfolio valuation.

Total deposits equaled $16.5 billion as of quarter-end and increased by $2.0 billion, over the past twelve months. The acquisition of First Savings contributed $1.7 billion in deposits. Excluding acquired deposits, the Corporation experienced an increase in organic deposit growth of $333.5 million, or 2.3%. Deposits decreased $499.4 million, or 13.1% annualized on a linked quarter basis, excluding acquired deposits. The balance sheet growth resulted in an increase in the loan to deposit ratio to 92.6% at period end from 90.3% in the prior quarter.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $212.5 million as of quarter-end, or 1.39% of loans, an increase of $16.9 million from prior quarter. The ACL increased $22.3 million for the purchase accounting adjustment for estimated credit losses recorded for the First Savings loan portfolio. Net charge-offs totaled $10.3 million and provision for credit losses of $4.9 million was recorded during the quarter. Reserves for unfunded commitments totaled $18.5 million, an increase of $0.5 million from prior quarter recorded for estimated credit losses on unfunded commitments of First Savings. Non-performing assets to total assets were 0.43% for the first quarter of 2026, an increase of five basis points compared to 0.38% in the prior quarter reflecting stable credit performance.

Net interest income totaling $151.3 million for the quarter, increased $12.2 million, or 8.8%, compared to prior quarter and increased $21.0 million, or 16.1%, compared to the first quarter of 2025. Positively impacting net interest income was an interest recovery of $1.2 million recorded during the quarter from the successful resolution of a nonaccrual multifamily commercial real estate loan. Fully taxable equivalent net interest margin was 3.35%, an increase of six basis points compared to prior quarter and an increase of 13 basis points compared to the first quarter of 2025. The lower day count in the quarter caused a decline of five basis points in net interest margin from the prior quarter. This was more than offset by an improved funding mix and meaningfully lower deposit costs.

Noninterest income totaled $5.8 million for the quarter, a decrease of $27.3 million, compared to prior quarter and a decrease of $24.2 million compared to the first quarter of 2025. The declines were due to a valuation adjustment on mortgage loans that were reclassified to held-for-sale during the current quarter. Customer-related fees increased by $1.8 million from the previous quarter and $4.7 million over the first quarter of 2025. The linked quarter increase was driven by higher wealth management fees and higher gains on the sales of loans offset by a slight reduction in derivative hedge fees.

Noninterest expense totaled $125.1 million for the quarter, an increase of $25.6 million from the fourth quarter of 2025 and an increase of $32.2 million from the first quarter of 2025. Acquisition-related costs totaling $17.0 million were incurred during the quarter, including $5.2 million attributed to salaries and benefits and $11.3 million in professional and other outside services. Contributing to current quarter expenses was an annual benefit plan expense of $1.1 million and a $0.9 million one-time charge for the write-down of a held-for-sale building.

The Corporation’s total risk-based capital ratio was 13.05%, common equity tier 1 capital ratio was 11.22%, and the tangible common equity ratio was 9.00%. These ratios continue to reflect the Corporation’s strong capital position.

1 See “Non-GAAP Financial Information” for reconciliation

CONFERENCE CALL

First Merchants Corporation will conduct an earnings conference call and webcast at 9:00 a.m. (ET) on Thursday, April 23, 2026.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register-conf.media-server.com/register/BIea2e66c5a6e240dea7770076185c1054)

To view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/i5u3npdn) during the time of the call. A replay of the webcast will be available until April 23, 2027.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This news release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward- looking statements include, but are not limited to, statements relating to the expected benefits of the merger between First Merchants and First Savings, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the merger, as well as other statements of expectations regarding the merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits, whether with respect to the merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and First Savings will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to complete the merger on the expected timeframe; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit-worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large uninsured deposits), credit and interest rate risks associated with First Merchants’ business; the impacts of epidemics, pandemics or other infectious disease outbreaks; and other risks and factors identified in each of First Merchants’ filings with the SEC. Neither First Merchants nor First Savings undertakes any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release. In addition, the companies’ respective past results of operations do not necessarily indicate their anticipated future results, whether or not the merger is completed.

Non-GAAP Financial Measures

This news release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within this news release, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

* * * *

CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollars In Thousands, Except Per Share Amounts)	March 31,
	2026	2025
ASSETS
Cash and due from banks	$98,083	$86,113
Interest-bearing deposits	175,354	331,534
Investment securities available for sale	1,372,417	1,378,489
Investment securities held to maturity, net of allowance for credit losses of $245 in 2026 and 2025	1,937,485	2,048,632
Loans held for sale	401,839	23,004
Loans	15,261,889	13,004,905
Less: Allowance for credit losses - loans	(212,520)	(192,031)
Net loans	15,049,369	12,812,874
Premises and equipment	146,013	128,749
Federal Home Loan Bank stock	70,835	45,006
Interest receivable	97,026	88,352
Goodwill	782,789	712,002
Other intangibles	41,678	18,302
Cash surrender value of life insurance	371,238	304,918
Other real estate owned	1,264	4,966
Tax asset, deferred and receivable	116,814	87,665
Other assets	410,317	369,181
TOTAL ASSETS	$21,072,521	$18,439,787
LIABILITIES
Deposits:
Noninterest-bearing	$3,748,279	$2,185,057
Interest-bearing	12,737,338	12,276,921
Total Deposits	16,485,617	14,461,978
Borrowings:
Federal funds purchased	170,000	185,000
Securities sold under repurchase agreements	89,458	122,947
Federal Home Loan Bank advances	1,299,192	972,478
Subordinated debentures and other borrowings	86,345	62,619
Total Borrowings	1,644,995	1,343,044
Interest payable	18,890	13,304
Other liabilities	250,454	289,247
Total Liabilities	18,399,956	16,107,573
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000
Common Stock, $0.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 62,508,055 and 57,810,232 shares	7,813	7,226
Additional paid-in capital	1,369,879	1,183,263
Retained earnings	1,418,609	1,306,911
Accumulated other comprehensive loss	(148,861)	(190,311)
Total Stockholders' Equity	2,672,565	2,332,214
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$21,072,521	$18,439,787

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)	Three Months Ended
(Dollars In Thousands, Except Per Share Amounts)	March 31,
	2026	2025
INTEREST INCOME
Loans:
Taxable	$213,627	$187,728
Tax-exempt	11,589	10,532
Investment securities:
Taxable	7,547	8,372
Tax-exempt	12,597	12,517
Deposits with financial institutions	1,244	2,372
Federal Home Loan Bank stock	1,965	997
Total Interest Income	248,569	222,518
INTEREST EXPENSE
Deposits	84,093	80,547
Federal funds purchased	590	812
Securities sold under repurchase agreements	332	742
Federal Home Loan Bank advances	11,048	9,364
Subordinated debentures and other borrowings	1,203	783
Total Interest Expense	97,266	92,248
NET INTEREST INCOME	151,303	130,270
Provision for credit losses	4,900	4,200
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	146,403	126,070
NONINTEREST INCOME
Service charges on deposit accounts	9,037	8,072
Fiduciary and wealth management fees	9,768	8,644
Card payment fees	5,275	4,526
Net gains and fees on sales of loans	6,511	5,022
Derivative hedge fees	564	404
Other customer fees	593	415
Earnings on bank-owned life insurance	3,446	2,179
Net realized losses on sales of available for sale securities	—	(7)
Net loss on mortgage loans reclassified to held for sale	(29,755)	—
Other income	390	793
Total Noninterest Income	5,829	30,048
NONINTEREST EXPENSE
Salaries and employee benefits	69,443	54,982
Net occupancy	8,301	7,216
Equipment	7,818	7,008
Marketing	1,601	1,353
Outside data processing fees	7,190	5,929
Printing and office supplies	377	347
Intangible asset amortization	2,302	1,526
FDIC assessments	3,893	3,648
Other real estate owned and foreclosure expenses	1,100	600
Professional and other outside services	14,593	3,261
Other expenses	8,527	7,032
Total Noninterest Expense	125,145	92,902
Income Before Income Taxes	27,087	63,216
Income tax expense (benefit)	(1,069)	7,877
NET INCOME	28,156	55,339
Preferred stock dividends	469	469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$27,687	$54,870
PER SHARE DATA:
Basic Net Income Available to Common Stockholders	$0.46	$0.95
Diluted Net Income Available to Common Stockholders	$0.45	$0.94
Cash Dividends Paid to Common Stockholders	$0.36	$0.35
Tangible Common Book Value Per Share	$29.34	$27.34
Average Diluted Common Shares Outstanding (in thousands)	61,008	58,242

FINANCIAL HIGHLIGHTS
(Dollars In Thousands)	Three Months Ended
	March 31,
	2026	2025
NET CHARGE-OFFS	$10,256	$4,926

AVERAGE BALANCES:
Total Assets	$20,407,523	$18,341,738
Total Loans	14,995,685	12,941,353
Total Earning Assets	18,842,984	16,960,475
Total Deposits	16,080,470	14,419,338
Total Stockholders' Equity	2,655,756	2,340,874

FINANCIAL RATIOS:
Return on Average Assets	0.55%	1.21%
Return on Average Stockholders' Equity	4.17	9.38
Return on Tangible Common Stockholders' Equity	6.39	14.12
Average Earning Assets to Average Assets	92.33	92.47
Allowance for Credit Losses - Loans as % of Total Loans	1.39	1.47
Net Charge-offs as % of Average Loans (Annualized)	0.27	0.15
Average Stockholders' Equity to Average Assets	13.01	12.76
Fully Taxable Equivalent (FTE) Yield on Average Earning Assets	5.41	5.39
Interest Expense/Average Earning Assets	2.06	2.17
Net Interest Margin FTE	3.35	3.22
Efficiency Ratio	74.45	54.54

ASSET QUALITY
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Nonaccrual Loans	$89,592	$71,773	$65,740	$67,358	$81,922
Other Real Estate Owned and Repossessions	1,264	658	1,270	177	4,966
Nonperforming Assets (NPA)	90,856	72,431	67,010	67,535	86,888
90+ Days Delinquent	4,078	2,042	1,925	4,443	4,280
NPAs & 90+ Days Delinquent	$94,934	$74,473	$68,935	$71,978	$91,168

Allowance for Credit Losses - Loans	$212,520	$195,597	$194,468	$195,316	$192,031
Quarterly Net Charge-offs	10,256	6,021	5,148	2,315	4,926
NPAs / Assets %	0.43%	0.38%	0.36%	0.36%	0.47%
NPAs & 90 Day / Assets %	0.45%	0.39%	0.37%	0.39%	0.49%
NPAs / Loans and OREO %	0.60%	0.52%	0.49%	0.51%	0.67%
Allowance for Credit Losses - Loans / Loans (%)	1.39%	1.42%	1.43%	1.47%	1.47%
Quarterly Net Charge-offs as % of Average Loans (Annualized)	0.27%	0.18%	0.15%	0.07%	0.15%

CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollars In Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
ASSETS
Cash and due from banks	$98,083	$84,158	$88,079	$81,567	$86,113
Interest-bearing deposits	175,354	196,300	168,706	223,343	331,534
Investment securities available for sale	1,372,417	1,407,102	1,386,903	1,358,130	1,378,489
Investment securities held to maturity, net of allowance for credit losses	1,937,485	1,971,539	1,995,488	2,022,826	2,048,632
Loans held for sale	401,839	20,079	23,190	28,783	23,004
Loans	15,261,889	13,791,707	13,591,174	13,296,759	13,004,905
Less: Allowance for credit losses - loans	(212,520)	(195,597)	(194,468)	(195,316)	(192,031)
Net loans	15,049,369	13,596,110	13,396,706	13,101,443	12,812,874
Premises and equipment	146,013	121,058	121,771	122,808	128,749
Federal Home Loan Bank stock	70,835	47,245	47,264	47,290	45,006
Interest receivable	97,026	93,374	89,102	93,258	88,352
Goodwill	782,789	712,002	712,002	712,002	712,002
Other intangibles	41,678	13,800	15,298	16,797	18,302
Cash surrender value of life insurance	371,238	308,438	306,583	305,695	304,918
Other real estate owned	1,264	658	1,270	177	4,966
Tax asset, deferred and receivable	116,814	78,664	89,758	97,749	87,665
Other assets	410,317	374,574	369,509	380,909	369,181
TOTAL ASSETS	$21,072,521	$19,025,101	$18,811,629	$18,592,777	$18,439,787
LIABILITIES
Deposits:
Noninterest-bearing	$3,748,279	$2,137,262	$2,100,570	$2,197,416	$2,185,057
Interest-bearing	12,737,338	13,157,593	12,769,409	12,600,162	12,276,921
Total Deposits	16,485,617	15,294,855	14,869,979	14,797,578	14,461,978
Borrowings:
Federal funds purchased	170,000	40,000	199,370	85,000	185,000
Securities sold under repurchase agreements	89,458	103,755	122,226	114,758	122,947
Federal Home Loan Bank advances	1,299,192	798,549	798,626	898,702	972,478
Subordinated debentures and other borrowings	86,345	57,630	57,632	62,617	62,619
Total Borrowings	1,644,995	999,934	1,177,854	1,161,077	1,343,044
Interest payable	18,890	18,235	18,240	16,174	13,304
Other liabilities	250,454	245,410	333,154	269,996	289,247
Total Liabilities	18,399,956	16,558,434	16,399,227	16,244,825	16,107,573
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	25,000	25,000	25,000
Common Stock, $0.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,813	7,119	7,149	7,159	7,226
Additional paid-in capital	1,369,879	1,150,816	1,158,026	1,163,170	1,183,263
Retained earnings	1,418,609	1,413,742	1,377,966	1,342,473	1,306,911
Accumulated other comprehensive loss	(148,861)	(130,135)	(155,864)	(189,975)	(190,311)
Total Stockholders' Equity	2,672,565	2,466,667	2,412,402	2,347,952	2,332,214
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$21,072,521	$19,025,101	$18,811,629	$18,592,777	$18,439,787

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(Dollars In Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
INTEREST INCOME
Loans:
Taxable	$213,627	$203,120	$200,406	$195,173	$187,728
Tax-exempt	11,589	10,905	11,173	10,805	10,532
Investment securities:
Taxable	7,547	7,736	8,288	8,266	8,372
Tax-exempt	12,597	12,459	12,460	12,516	12,517
Deposits with financial institutions	1,244	2,187	1,676	1,892	2,372
Federal Home Loan Bank stock	1,965	1,037	1,092	1,083	997
Total Interest Income	248,569	237,444	235,095	229,735	222,518
INTEREST EXPENSE
Deposits	84,093	88,670	90,821	84,241	80,547
Federal funds purchased	590	218	224	965	812
Securities sold under repurchase agreements	332	405	654	663	742
Federal Home Loan Bank advances	11,048	8,047	8,638	9,714	9,364
Subordinated debentures and other borrowings	1,203	1,040	1,093	1,138	783
Total Interest Expense	97,266	98,380	101,430	96,721	92,248
NET INTEREST INCOME	151,303	139,064	133,665	133,014	130,270
Provision for credit losses	4,900	7,150	4,300	5,600	4,200
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	146,403	131,914	129,365	127,414	126,070
NONINTEREST INCOME
Service charges on deposit accounts	9,037	8,704	8,921	8,566	8,072
Fiduciary and wealth management fees	9,768	9,175	8,842	8,831	8,644
Card payment fees	5,275	5,325	5,007	4,932	4,526
Net gains and fees on sales of loans	6,511	5,421	4,983	5,849	5,022
Derivative hedge fees	564	1,053	1,097	831	404
Other customer fees	593	315	414	401	415
Earnings on bank-owned life insurance	3,446	1,854	1,667	1,913	2,179
Net realized losses on sales of available for sale securities	—	—	—	(1)	(7)
Net loss on mortgage loans reclassified to held for sale	(29,755)	—	—	—	—
Other income (loss)	390	1,259	1,546	(19)	793
Total Noninterest Income	5,829	33,106	32,477	31,303	30,048
NONINTEREST EXPENSE
Salaries and employee benefits	69,443	58,254	57,317	54,527	54,982
Net occupancy	8,301	7,283	7,057	6,845	7,216
Equipment	7,818	7,681	6,998	6,927	7,008
Marketing	1,601	2,324	2,120	1,997	1,353
Outside data processing fees	7,190	7,509	6,943	7,107	5,929
Printing and office supplies	377	450	311	272	347
Intangible asset amortization	2,302	1,498	1,499	1,505	1,526
FDIC assessments	3,893	2,684	3,526	3,552	3,648
Other real estate owned and foreclosure expenses	1,100	775	121	29	600
Professional and other outside services	14,593	3,774	3,718	3,741	3,261
Other expenses	8,527	7,290	6,951	7,096	7,032
Total Noninterest Expense	125,145	99,522	96,561	93,598	92,902
Income Before Income Taxes	27,087	65,498	65,281	65,119	63,216
Income tax expense (benefit)	(1,069)	8,433	8,516	8,287	7,877
NET INCOME	28,156	57,065	56,765	56,832	55,339
Preferred stock dividends	469	469	468	469	469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$27,687	$56,596	$56,297	$56,363	$54,870
PER SHARE DATA:
Basic Net Income Available to Common Stockholders	$0.46	$0.99	$0.98	$0.98	$0.95
Diluted Net Income Available to Common Stockholders	$0.45	$0.99	$0.98	$0.98	$0.94
Cash Dividends Paid to Common Stockholders	$0.36	$0.36	$0.36	$0.36	$0.35
Tangible Common Book Value Per Share	$29.34	$30.18	$29.08	$27.90	$27.34
Average Diluted Common Shares Outstanding (in thousands)	61,008	57,442	57,448	57,773	58,242
FINANCIAL RATIOS:
Return on Average Assets	0.55%	1.20%	1.22%	1.23%	1.21%
Return on Average Stockholders' Equity	4.17	9.23	9.51	9.63	9.38
Return on Tangible Common Stockholders' Equity	6.39	13.57	14.21	14.49	14.12
Average Earning Assets to Average Assets	92.33	92.69	92.73	92.71	92.47
Allowance for Credit Losses - Loans as % of Total Loans	1.39	1.42	1.43	1.47	1.47
Net Charge-offs as % of Average Loans (Annualized)	0.27	0.18	0.15	0.07	0.15
Average Stockholders' Equity to Average Assets	13.01	12.88	12.71	12.64	12.76
Fully Taxable Equivalent (FTE) Yield on Average Earning Assets	5.41	5.52	5.58	5.50	5.39
Interest Expense/Average Earning Assets	2.06	2.23	2.34	2.25	2.17
Net Interest Margin FTE	3.35	3.29	3.24	3.25	3.22
Efficiency Ratio	74.45	54.52	55.09	53.99	54.54

LOANS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Commercial and industrial loans	$4,611,596	$4,478,282	$4,604,895	$4,440,924	$4,306,597
Agricultural land, production and other loans to farmers	310,788	283,125	275,817	265,172	243,864
Real estate loans:
Construction	899,895	804,775	789,021	836,033	793,175
Commercial real estate, non-owner occupied	3,192,337	2,338,666	2,304,889	2,171,092	2,177,869
Commercial real estate, owner occupied	1,334,959	1,237,100	1,232,117	1,226,797	1,214,739
Residential	2,273,860	2,420,310	2,412,783	2,397,094	2,389,852
Home equity	1,104,739	710,980	687,021	673,961	650,499
Individuals' loans for household and other personal expenditures	153,283	155,436	138,703	141,045	140,954
Public finance and other commercial loans	1,380,432	1,363,033	1,145,928	1,144,641	1,087,356
Loans	15,261,889	13,791,707	13,591,174	13,296,759	13,004,905
Allowance for credit losses - loans	(212,520)	(195,597)	(194,468)	(195,316)	(192,031)
NET LOANS	$15,049,369	$13,596,110	$13,396,706	$13,101,443	$12,812,874

DEPOSITS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Demand deposits	$8,009,548	$7,770,473	$7,645,698	$7,798,695	$7,786,554
Savings deposits	6,204,526	5,481,785	5,164,707	4,984,659	4,791,874
Certificates and other time deposits of $100,000 or less	665,639	603,690	627,828	617,857	625,203
Certificates and other time deposits of $100,000 or more	1,012,922	915,293	910,337	891,139	896,143
Brokered certificates of deposits (1)	592,982	523,614	521,409	505,228	362,204
TOTAL DEPOSITS	$16,485,617	$15,294,855	$14,869,979	$14,797,578	$14,461,978

(1) Total brokered deposits of $1.5 billion, which includes brokered CD's of $593.0 million at March 31, 2026.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars In Thousands)
	Three Months Ended
	March 31, 2026			March 31, 2025
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$212,164	$1,244	2.35%	$294,016	$2,372	3.23%
Federal Home Loan Bank stock	62,720	1,965	12.53	43,980	997	9.07
Investment Securities: (1)
Taxable	1,510,344	7,547	2.00	1,634,452	8,372	2.05
Tax-exempt (2)	2,062,071	15,946	3.09	2,046,674	15,844	3.10
Total Investment Securities	3,572,415	23,493	2.63	3,681,126	24,216	2.63
Loans held for sale	70,911	1,427	8.05	20,965	319	6.09
Loans: (3)
Commercial	10,234,765	164,765	6.44	8,770,282	147,772	6.74
Real estate mortgage	2,369,115	27,915	4.71	2,191,384	24,446	4.46
HELOC and installment	1,123,844	19,520	6.95	828,874	15,191	7.33
Tax-exempt (2)	1,197,050	14,634	4.89	1,129,848	13,332	4.72
Total Loans	14,995,685	228,261	6.09	12,941,353	201,060	6.21
Total Earning Assets	18,842,984	254,963	5.41%	16,960,475	228,645	5.39%
Total Non-Earning Assets	1,564,539			1,381,263
TOTAL ASSETS	$20,407,523			$18,341,738
LIABILITIES
Interest-Bearing Deposits:
Interest-bearing deposits	$5,430,190	$29,781	2.19%	$5,522,434	$34,606	2.51%
Money market deposits	4,566,275	32,048	2.81	3,437,998	25,952	3.02
Savings deposits	1,371,796	2,233	0.65	1,299,405	2,445	0.75
Certificates and other time deposits	2,243,417	20,031	3.57	1,947,854	17,544	3.60
Total Interest-Bearing Deposits	13,611,678	84,093	2.47	12,207,691	80,547	2.64
Borrowings	1,408,233	13,173	3.74	1,262,926	11,701	3.71
Total Interest-Bearing Liabilities	15,019,911	97,266	2.59	13,470,617	92,248	2.74
Noninterest-bearing deposits	2,468,792			2,211,647
Other liabilities	263,064			318,600
Total Liabilities	17,751,767			16,000,864
STOCKHOLDERS' EQUITY	2,655,756			2,340,874
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$20,407,523			$18,341,738
Net Interest Income (FTE)		$157,697			$136,397
Net Interest Spread (FTE) (4)			2.82%			2.65%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.41%			5.39%
Interest Expense / Average Earning Assets			2.06%			2.17%
Net Interest Margin (FTE) (5)			3.35%			3.22%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2026 and 2025. These totals equal $6.4 million and $6.1 million for the three months ended March 31, 2026 and 2025, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE (NON-GAAP)
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Net Income Available to Common Stockholders (GAAP)	$27,687	$56,596	$56,297	$56,363	$54,870
Adjustments:
Net realized losses on sales of available for sale securities	—	—	—	1	7
Net loss on mortgage loans reclassified to held for sale	29,755	—	—	—	—
Acquisition-related expenses	16,968	524	276	—	—
Non-core expenses (1)(2)	—	(743)	633	—	—
Tax on adjustments	(11,279)	53	(220)	—	(2)
Adjusted Net Income Available to Common Stockholders (non-GAAP)	$63,131	$56,430	$56,986	$56,364	$54,875

Average Diluted Common Shares Outstanding (in thousands)	61,008	57,442	57,448	57,773	58,242

Diluted Earnings Per Common Share (GAAP)	$0.45	$0.99	$0.98	$0.98	$0.94
Adjustments:
Net realized losses on sales of available for sale securities	—	—	—	—	—
Net loss on mortgage loans reclassified to held for sale	0.49	—	—	—	—
Acquisition-related expenses	0.28	—	—	—	—
Non-core expenses (1)(2)	—	(0.01)	0.01	—	—
Tax on adjustments	(0.19)	—	—	—	—
Adjusted Diluted Earnings Per Common Share (non-GAAP)	$1.03	$0.98	$0.99	$0.98	$0.94

(1) Non-core expenses in the Three Months Ended December 31, 2025 included a $0.7 million reduction in the FDIC special assessment
(2) Non-core expenses in the Three Months Ended September 30, 2025 included $0.6 million of severance costs

NET INTEREST MARGIN (FTE) (NON-GAAP)
(Dollars in Thousands)
	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Net Interest Income (GAAP)	$151,303	$139,064	$133,665	$133,014	$130,270
Fully Taxable Equivalent ("FTE") Adjustment	6,394	6,185	6,209	6,199	6,127
Net Interest Income (FTE) (Non-GAAP)	$157,697	$145,249	$139,874	$139,213	$136,397

Average Earning Assets (GAAP)	$18,842,984	$17,648,233	$17,282,901	$17,158,984	$16,960,475
Net Interest Margin (GAAP)	3.21%	3.15%	3.09%	3.10%	3.07%
FTE Adjustment	0.14%	0.14%	0.15%	0.15%	0.15%
Net Interest Margin (FTE) (Non-GAAP)	3.35%	3.29%	3.24%	3.25%	3.22%

RETURN ON TANGIBLE COMMON EQUITY (NON-GAAP)
(Dollars In Thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Total Average Stockholders' Equity (GAAP)	$2,655,756	$2,452,005	$2,367,971	$2,340,010	$2,340,874
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(784,490)	(723,466)	(724,619)	(725,813)	(726,917)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$1,846,141	$1,703,414	$1,618,227	$1,589,072	$1,588,832

Net Income Available to Common Stockholders (GAAP)	$27,687	$56,596	$56,297	$56,363	$54,870
Plus: Intangible Asset Amortization, Net of Tax	1,819	1,183	1,185	1,188	1,206
Tangible Net Income (Non-GAAP)	$29,506	$57,779	$57,482	$57,551	$56,076

Return on Tangible Common Equity (non-GAAP)	6.39%	13.57%	14.21%	14.49%	14.12%

EFFICIENCY RATIO (NON-GAAP)
(Dollars In Thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Noninterest Expense (GAAP)	$125,145	$99,522	$96,561	$93,598	$92,902
Less: Intangible Asset Amortization	(2,302)	(1,498)	(1,499)	(1,505)	(1,526)
Less: OREO and Foreclosure Expenses	(1,100)	(775)	(121)	(29)	(600)
Adjusted Noninterest Expense (non-GAAP)	$121,743	$97,249	$94,941	$92,064	$90,776

Net Interest Income (GAAP)	$151,303	$139,064	$133,665	$133,014	$130,270
Plus: Fully Taxable Equivalent Adjustment	6,394	6,185	6,209	6,199	6,127
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	$157,697	$145,249	$139,874	$139,213	$136,397

Noninterest Income (GAAP)	$5,829	$33,106	$32,477	$31,303	$30,048
Less: Investment Securities (Gains) Losses	—	—	—	1	7
Adjusted Noninterest Income (non-GAAP)	$5,829	$33,106	$32,477	$31,304	$30,055
Adjusted Revenue (non-GAAP)	$163,526	$178,355	$172,351	$170,517	$166,452
Efficiency Ratio (non-GAAP)	74.45%	54.52%	55.09%	53.99%	54.54%

Adjusted Noninterest Expense (non-GAAP)	$121,743	$97,249	$94,941	$92,064	$90,776
Less: Acquisition-related Expenses	(16,968)	(524)	(276)	—	—
Less: Non-core Expenses (1)(2)	—	743	(633)	—	—
Adjusted Noninterest Expense Excluding Non-core Expenses (non-GAAP)	$104,775	$97,468	$94,032	$92,064	$90,776

Adjusted Revenue (non-GAAP)	$163,526	$178,355	$172,351	$170,517	$166,452
Add: Net loss on mortgage loans reclassified to held for sale	29,755	—	—	—	—
Adjusted Revenue Excluding Net loss on mortgage loans reclassified to held to sale (non-GAAP)	$193,281	$178,355	$172,351	$170,517	$166,452
Adjusted Efficiency Ratio (non-GAAP)	54.21%	54.65%	54.56%	53.99%	54.54%

(1) Non-core expenses in the Three Months Ended December 31, 2025 included a $0.7 million reduction in the FDIC special assessment
(2) Non-core expenses in the Three Months Ended September 30, 2025 included $0.6 million of severance costs